Exhibit 99.1

Combined Interim Financial Statements for the Business as Defined in the
Agreements dated February 15, 2011 between CB Richard Ellis Group,
Inc. and ING Groep N.V.

For the six months ended June 30, 2011

INDEX TO THE COMBINED INTERIM FINANCIAL STATEMENTS

page(s)
Combined Income Statement and Statement of Comprehensive Income	2
Combined Statement of Financial Position	3
Combined Statement of Changes in Equity	4
Combined Statement of Cash Flows	5
Notes to the Combined Interim Financial Statements	6-13

Combined income statement and statement of comprehensive income for the six months ended June 30, 2011 and 2010 - unaudited

Amounts in thousands of Euro, unless stated otherwise

		Year to Date
		June 30,	June 30,
	Notes	2011	2010

Management fee income		115,459	109,139
Other income		1,115	390
Total income		116,574	109,529

Salaries and related expenses		59,646	54,722
Other expenses		26,767	33,512
Total operating expense		86,413	88,234

Foreign exchange gains/(losses)		(326)	102
Result from financial instruments at fair value		4	6
Realized and unrealized gains / (losses)		(322)	108
Operating profit		29,839	21,403

Interest income		322	556
Interest expense		25	42
Finance result		297	514
Results from associates	7	2,856	(1,325)
Profit before tax		32,992	20,592
Income tax expense	6	11,312	7,547
Profit for the period		21,680	13,045

Attributable to:
Equityholders of the combined entities		21,680	13,045
		21,680	13,045

Profit for the period		21,680	13,045

Foreign currency translation adjustment		(6,340)	10,169
Other comprehensive income, net of tax		(6,340)	10,169

Total comprehensive income for the period, net of tax		15,340	23,214
Attributable to:
Equityholders of the combined entities		15,340	23,214
		15,340	23,214

The notes on pages 6 to 13 are an integral part of these combined financial statements

Combined statement of financial position as of June 30, 2011 and December 31, 2010 - unaudited

Amounts in thousands of Euro, unless stated otherwise

	Notes	June 30, 2011	December 31, 2010
ASSETS
Non-current assets
Property, plant and equipment		6,563	7,332
Intangible assets		13,903	14,767
Investments in associates	7	46,457	62,837
Non-derivative financial assets		22,673	4,789
Deferred income tax assets		5,474	6,947
Rental deposits		1,475	979
Other non-current assets		45	39
		96,590	97,690

Current assets
Trade and other receivables		76,834	63,163
Cash and short-term deposits		132,087	120,187
		208,921	183,350

Total assets		305,511	281,040

EQUITY AND LIABILITIES

Equity
Equity attributable to combined entities’ shareholder	8	129,736	129,011
Non-controlling interest	7	10,152	-
		139,888	129,011
Non-current liabilities
Deferred tax liability		9,781	8,387
Provisions		11,429	12,817
		21,210	21,204
Current liabilities
Trade and other payables		127,782	111,843
Income tax payable		14,743	14,740
Provisions		1,888	4,242
		144,413	130,825
Total liabilities		165,623	152,029
Total equity and liabilities		305,511	281,040

The notes on pages 6 to 13 are an integral part of these combined financial statements.

Combined statement of changes in equity for the six months ended June 30, 2011 and 2010 - unaudited

Amounts in thousands of euro, unless stated otherwise	Notes	Equity
		201	1	201	0

At January 1		129,011		134,910
Net result for the period		21,680		13,045
Other comprehensive income		(6,340)		10,169
Total comprehensive income		15,340		23,214
Share based compensation		384		515
Non-controlling interest	7	10,152		-
Distribution of capital	8	(12,429)		(20,894)
Capital adjustments	8	(2,570)		4,733
At June 30		139,888		142,478

The notes on pages 6 to 13 are an integral part of these combined financial statements.

Combined statement of cash flows for the six months ended June 30, 2011 and 2010 - unaudited

Amounts in thousands of Euro, unless stated otherwise	201	1	201	0

Cash flow from operating activities
Profit before tax	32,992	20,592
Adjusted for:
Interest income	(367)	(556)
Interest expense	70	42
Depreciation & amortization	2,521	2,408
Impairments tangible & intangible fixed assets	-	(92)
Results from financial instruments at fair value	(4)	(6)
Net foreign exchange results	26	1
Share of results from investments in associates	(39)	1,320
Capital adjustments	(4,134)	1,246
Other non-cash expense/(income)	(2,678)	30
(4,604)	4,393
Working capital adjustments
(Increase) / decrease in trade and other receivables	(11,715)	5,355
(Increase) / decrease in prepayments and accrued income	(134)	94
Increase / (decrease) in trade, other payables and accruals	10,806	(25,592)
Increase / (decrease) in provisions	(5,159)	(209)
Movements in retirement benefits obligations	38	89
Share based compensation	434	508
Income tax paid	(6,022)	(9,672)
Other movements	(4,954)	204
Net cash provided by / (used in) operating activities	11,682	(4,238)
Cash flows from investing activities
Investments and advances:
Cash recognized upon consolidation of new subsidiary	12,004	-
Purchase of property, plant and equipment	(653)	(126)
Purchase of intangible fixed assets	(767)	(1,052)
Payments to acquire equity or debt intruments of other entities	(106)	(2)
Advances and loans made to other parties	(4,049)	-
Disposals and redemptions:
Proceeds from disposal of property, plant and equipment	105	11
Proceeds from disposal of intangible assets	-	9
Interest received	408	901
Dividends received	2,831	-
Net cash provided by / (used in) investing activities	9,773	(259)
Cash flows from financing activities
Proceeds from interest bearing loans and borrowings	1,228	-
Funds received pending issuance of shares	5,736	-
Distribution of capital	(12,429)	(22,367)
Interest paid	(69)	(42)
Net cash used in financing activities	(5,533)	(22,409)
Effect of exchange rate changes	(4,022)	9,364
Net increase (decrease) in cash and cash equivalents	15,922	(26,906)
Cash and cash equivalents at the beginning of the period	120,187	153,516
Cash and cash equivalents at 30 June	132,087	135,974

As discussed in note 2, the Company includes in its financial statements, equity invested in investment funds (co-investment), which were historically held by other ING Group entities. As such, the actual cash flows of contributions and redemptions in and out of these funds were made by those other ING Group entities and represent a non-cash transaction for the Company. Therefore, these contributions and redemptions are not included in the cash flow statement.

The notes on pages 6 to 13 are an integral part of these combined financial statements.

Notes to the combined interim financial statements - unaudited

Amounts in thousands of Euro, unless stated otherwise

1.   Corporate information

The Company is defined as ING’s real estate investment management business of ING Groep N.V. that is being sold to CB Richard Ellis Group, Inc. and consists of the following real estate investment management operations of the ING Groep N.V. (“ING” or the “ING Group”), which is the ultimate parent company: ING’s real estate investment management activities in Europe (“ING REIM Europe”);in Asia (“ING REIM Asia”); and a portion of ING’s global real estate listed securities investment manager, ING Clarion Real Estate Securities (“ING CRES”). The Company’s results also will include the ING Group co-investment stakes in selected funds managed by the Company as defined in the agreement in note 2.

The Company manages a global, diversified base of properties in various real-estate classes and under various investment strategies. The Company’s income is primarily derived from three principal sources: asset management fees, transaction fees, and performance fees. Asset management fees are typically recurring in nature and, to a large extent, are value or income based; transaction fees are earned in certain funds when acquisitions or disposals are executed; and performance fees are based on either individual or fund investment performance compared to either nominal or benchmark hurdles.

The head office of the Company is in The Hague, The Netherlands.

These interim financial statements were approved by the Management of ING REIM Holding B.V., which is an intermediate holding company wholly owned by ING Group, on August 12, 2011.

2.   Basis of preparation

On February 15, 2011, CB Richard Ellis Group, Inc. (“CBRE”) announced that they had signed a definitive agreement with the ING Group to acquire the Company. CBRE is listed with the United States Securities and Exchange Commission (the “SEC”) and has certain SEC reporting requirements. These historical combined interim financial statements of the Company have been prepared to be included in CBRE’s SEC reporting requirements.

The interim combined financial statements for the six months ended June 30, 2011 and June 30, 2010 have been prepared in accordance with lAS 34 and prepared on a carve-out basis of presentation pursuant to the United States Securities and Exchange Commission (the “SEC”) guidelines, (the “Unaudited Financial Statements”). All amounts are in thousands of Euro, unless stated otherwise.

The interim combined financial statements do not include all the information and disclosures required in the 2010 annual combined financial statements. Consistent with the 2010 annual combined financial statements, the interim combined financial statements have been prepared on a “carve-out” basis of accounting from the consolidated financial statements of the ING Group. These interim combined financial statements should be read in conjunction with the Company’s 2010 annual combined financial statements.

The Company is comprised of a group of stand-alone legal entities, along with allocations of certain assets, liabilities, revenues and expenses. A list of the entities included in these combined interim financial statements including co-investment stakes in selected funds managed by the Company is presented in the annual combined financial statements as of December 31, 2010. The co-investment stakes are included in these financial statements as associates to the extent they are part of the transaction. The co-investment stakes are not funded by distinct financial liabilities. The funding of the co-investment stakes is therefore presented as Equity, based on the co-investment stakes’ NAV multiplied by the percentage stake as part of the transaction.

As set out in IAS 34, the measurement in both annual and interim financial statements are often based on reasonable estimates, the preparation of interim financial statements, generally will require greater use of estimation methods than annual financial statements.

3.   Significant accounting judgments, estimates and assumptions

The preparation of the Company’s combined financial statements requires management to make judgments, estimates and assumptions that affect the reported amounts of revenues, expenses, assets and liabilities, and the disclosure of contingent liabilities, at the reporting date. However, uncertainty about these assumptions and

Notes to the combined interim financial statements - unaudited

Amounts in thousands of Euro, unless stated otherwise

estimates could result in outcomes that require a material adjustment to the carrying amount of the asset or liability affected in future periods.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimate is revised if the revision affects only that period or in the period of the revision and future periods if the revision affects both current and future periods.

Management has also estimated the allocation of various expenses and certain assets and liabilities that have historically been incurred or maintained by ING Group as disclosed in note 2 and throughout these combined financial statements.

In the process of applying the Company’s accounting policies, management has made the following judgments and/or estimates, which have the most significant effect on the amounts recognized in the Company’s combined financial statements:

Revenue recognition

When a contract for the sale of a property upon completion of construction is judged to be a construction contract, (see revenue recognition policy for sales of property under development), revenue is recognized using the percentage of completion method as construction progresses. The percentage of completion is made by reference to the stage of completion of projects and contracts based on the proportion of contract costs incurred to date and estimated costs to complete.

Taxes

The Company is subject to income and capital gains taxes in numerous jurisdictions. Significant judgment is required to determine the total provision for current and deferred taxes.

There are many transactions and calculations for which the ultimate tax determination and timing of payment is uncertain. In particular, when calculating deferred taxation, the effective tax rate applicable to the temporary differences on investment property depends on the method by which the carrying amount of investment property will be realized.

The Company recognizes liabilities for current taxes based on estimates of whether additional taxes will be due.

Where the final tax outcome of these matters is different from the amounts that were initially recorded, such differences will impact the income and deferred tax provisions in the period in which the determination is made. Deferred tax assets and liabilities are recognized on a net basis to the extent they are relating to the same fiscal unity.

Uncertainties exist with respect to the interpretation of complex tax regulations, changes in tax laws, and the amount and timing of future taxable income. Given the wide range of international business relationships and the long-term nature and complexity of existing contractual agreements, differences arising between the actual results and the assumptions made, or future changes to such assumptions, could necessitate future adjustments to tax income and expense already recorded. The Company establishes provisions, based on reasonable estimates, for possible consequences of audits by the tax authorities of the respective countries in which it operates. The amount of such provisions is based on various factors, such as experience of previous tax audits and differing interpretations of tax regulations by the taxable entity and the responsible tax authority. Such differences of interpretation may arise on a wide variety of issues depending on the conditions prevailing in the respective country of domicile.

4. Summary of significant accounting policies

The accounting policies adopted in the preparation of the interim combined financial statements are consistent with those followed in the preparation of the Company’s annual financial statements for the year ended December 31 2010, except for the following standards, interpretations and amendments to standards and interpretations, which became effective in 2011:

•                  Classification of Rights Issues (Amendment to IAS 32);

Notes to the combined interim financial statements - unaudited

Amounts in thousands of Euro, unless stated otherwise

•                  Amendment to IAS 24 ‘Related Party Disclosures’;

•                  Amendment to IFRIC 14 ‘Prepayments of a Minimum Funding Requirement’;

•                  IFRIC 19 ‘Extinguishing Financial Liabilities with Equity Instruments’;

•                  Amendment to IFRS 1 ‘Limited Exemption from Comparative IFRS 7 Disclosure for First-time Adopters’;

•                  2010 Annual improvements to IFRS.

None of these recently issued standards have a material effect on cash flow, equity or result for the year.

The Company has not early adopted any other standard, interpretation or amendment that was issued but is not yet effective.

5.   Standards issued but not yet effective

The following new or revised standards and interpretations were issued by the IASB, which become effective for the Company as of 2012, unless otherwise indicated, if and when endorsed by the EU:

•                  Amendments to IFRS 7 ‘Disclosures – Transfers of Financial Assets’;

•                  Severe Hyperinflation and Removal of Fixed Dates for First-Time Adopters (Amendments to IFRS 1);

•                  Deferred tax: Recovery of Underlying Assets (Amendments to IAS 12);

•                  IFRS 10 ‘Consolidated Financial Statements’, effective as of 2013;

•                  IFRS 11 ‘Joint Arrangements’, effective as of 2013;

•                  IFRS 12 ‘Disclosure of Interests in Other Entities’, effective as of 2013;

•                  IFRS 13 ‘Fair Value Measurement’, effective as of 2013;

•                  IAS 27 ‘Separate Financial Statements’, effective as of 2013;

•                  IAS 28 ‘Investments in Associates and Joint Ventures’, effective as of 2013; and

•                  Amendments to IFRS 1 ‘Presentation of Financial Statements – Presentation of Items of Other Income’, effective as of 2013.

Although these new requirements are still being analysed and the final impact is not yet known, the Company does not expect the adoption of these new or revised standards and interpretations to have a significant effect on the combined interim accounts.

IFRS 9, ‘Financial instruments’, was issued in November 2009. This standard is the first step in the process to replace IAS 39, ‘Financial instruments: recognition and measurement’. IFRS 9 introduces new requirements for classifying and measuring financial assets as well as changes to treatment of liabilities measured using the fair value option. The standard is not applicable until January 1, 2013, but is available for early adoption.

6.    Taxation

The major components of income tax expense for the six months ended June 30, 2011 and 2010 are:

	For the six months ended 30 June
	2011	2010
	Unaudited
Combined income statement
Current income tax
Current income tax charge	10,377	6,980
Deferred income tax
Relating to origination and reversal of temporary differences	935	567
Income tax expense reported in the income statement	11,312	7,547

7.   Investments in associates

Notes to the combined interim financial statements - unaudited

Amounts in thousands of Euro, unless stated otherwise

Changes in investment in associates balance are as follows:

Investments in associates	June 2011	December 2010
At January 1	62,837	33,589
Acquisition / (disposal) of associate interest	(326)	27,355
Share of profit / (loss)	2,856	5,427
Exchange differences	(4,368)	2,946
Derecognition of investment due to gaining control (see below)	(11,652)	-
Redemptions and dividends	(2,889)	(6,480)
Closing	46,457	62,837

The financial position and statement of income for the investments in associates is as follows:

Investments in associates

		Company’s	Associate’s	Associate’s
		balance sheet	Net asset	Net result in
June 30, 2011	Interest held	value	value	period

ING Real Estate Asia Retail Fund LP	2.0000%	6,370	318,507	41,022
Asia Value Fund Limited	2.0000%	1,703	85,167	3,370
China Opportunity Fund	2.0000%	3,291	164,533	5,084
Europe Property Strategy N.V.	3.9454%	5,370	136,114	3,086
ING Clarion Global LP	32.1387%	18,995	59,102	3,673
ING Clarion US LP	13.0006%	9,817	75,514	1,226
Other Investments	< 0.01%	355	6,738,998	142,653
I.P. Real Estate Asset Management (Asia) Pte Ltd	50.0000%	556	1,112	(208)
		46,457	7,579,047	199,905

		Company’s	Associate’s	Associate’s
		balance sheet	Net asset	Net result in
		value	value	period
		December 31,	December 31,	June 30,
December 31, 2010	Interest held	2010	2010	2010

ING Real Estate Asia Retail Fund LP	2.0000%	6,906	345,272	487
Asia Value Fund Limited	2.0000%	1,366	68,274	(1,848)
China Opportunity Fund	2.0000%	3,428	171,396	(1,167)
Europe Property Strategy N.V.	8.1300%	5,256	64,626	-
ING Clarion Global LP	14.4000%	19,479	135,270	(11,873)
ING Clarion Global LTD	42.6000%	12,309	28,894	(3,727)
ING Clarion US LP	12.8300%	10,133	78,891	(916)
Other Investments	< 0.01%	355	6,841,000	167,449
I.P. Real Estate Asset Management (Asia) Pte Ltd	50.0000%	3,605	7,210	(15)
		62,837	7,740,833	148,389

On June 30, 2011, third party investors in ING Clarion Global LTD redeemed some of their ownership interest. Although the Company’s unit holdings in the fund did not change, the redemption by third party investors resulted in an effective increase in the Company’s ownership to 53%. This event resulted in a change to the Company’s interest from an associate to a controlling interest. As a result of this, ING Clarion Global LTD is included in these combined interim financial statements at June 30, 2011. The effect on investment in

Notes to the combined interim financial statements - unaudited

Amounts in thousands of Euro, unless stated otherwise

associates is included in the “derecognition of investment due to gaining control” line, with the remaining 47%, or EUR 10,152, recorded in non-controlling interest in equity. As control was gained on June 30, 2011, there was no income statement impact recorded for the period ended June 30, 2011. As the fund is carried at fair value and all transactions are recorded at fair value, application of the acquisition method (IFRS 3) did not result in any goodwill or intangible assets.

8.    Equity attributable to the combined entities’ shareholder

The equity attributable to the combined entities’ shareholder represents ING Group’s investment in the Company, and is equivalent to the excess of total assets over total liabilities. Equity attributable to the combined entities’ shareholder includes the effects of carve-out allocations from the ING Group.

Capital adjustments include carve-out expenses and carve-out related adjustments, including amounts contributed to the co-investment stakes. Capital adjustments of EUR -2,570 (decrease in equity) and EUR 4,733 (increase in equity) were recorded for the six months ended June 30, 2011 and June 30, 2010, respectively and are initially paid for by ING Group entities and therefore recorded as capital contributions and distributions.

During the six months ended June 30, 2011 and June 30, 2010, the Company made net distributions of EUR 12,429 and EUR 20,894, respectively, of equity attributable to combined entities’ shareholder that was paid by the Company to ING Group as a return of capital.

As of June 30, 2011 and June 30, 2010, the equity attributable to the combined entities’ shareholder also includes a foreign currency translation reserve of EUR 649 and EUR 10,169, respectively.

9.    Expenses

Historically, the Company has operated within the ING Group, whereby various support services were provided to the Company by ING Group. For the purpose of these combined financial statements, expenses of EUR 7,032 and EUR 8,227 for the six months ended June 30, 2011 and June 30, 2010, respectively, have been charged or allocated to the Company for such services. These services include, but are not limited to, charges for information technology, legal support, treasury and tax support, human relations services, risk management services and corporate communications. These expenses have been charged or allocated to the Company using various allocation keys including headcount, services rendered, time incurred, number of funds under management, and other methods, which the Company has determined to be reasonable methods of allocation, but not necessarily what would have been incurred had the Company operated independently from ING Group.

10.    Contingencies

There have been no significant changes to contingent liabilities since December 31, 2010.

11.   Entities of the Company

During the period, there has been scope change to the entities as defined in the agreement in Note 2 since December 31, 2010. These combined interim financial statements include the entities detailed below. The completion of the signed agreement is subject to certain terms and conditions which include any required consent from fund investors or other parties to the sale of the management companies. This could have an impact on the final scope and completion timing of the transaction.

Adobe Clarion Securities LLC

B, H&S Asset Management (Sub-Custodian) Ltd.

Baring Capital Partners Limited

Beheer Maatschappij WTC Amsterdam B.V.

Covent Garden (General Partner) Ltd.

Focus (General Partner) Ltd.

ING Central London (General Partner) Ltd.

ING Clarion Real Estate Securities LLC

ING Clarion Real Estate Sec UK Ltd

Notes to the combined interim financial statements - unaudited

Amounts in thousands of Euro, unless stated otherwise

ING Clarion RE Securities HKG Limited

ING Clarion Global Ltd. (see note 7)

ING CRS Holdings, Inc.

ING CRA Real Estate Holdings, Inc.

ING Dutch Office Fund Management B.V.

ING Dutch Residential Fund for Developments Beheer B.V.

ING Dutch Residential Fund Mgmt. B.V.

ING Dutch Retail Fund for Developments Beheer Maatschappij B.V.

ING Dutch Retail Fund Management B.V.

ING European Infrastructure (Guernsey General Partner) Ltd.

ING Kantoren Management B.V.

ING Lionbrook (General Partner) Ltd.

ING RE AVF Holdco Limited

ING RE AVF Management Limited

ING RE COF II Management Limited

ING Real Estate (Asia) Ltd.

ING Real Estate (Guernsey) Ltd.

ING Real Estate EHPF Management B.V.

ING Real Estate EIF Management B.V.

ING Real Estate EOF Management B.V.

ING Real Estate Eurosiris Management B.V.

ING Real Estate FBVAF Management B.V.

ING Real Estate Finance (Japan) 2 K.K.

ING Real Estate Finance (Japan) K.K.

ING Real Estate FRF Management B.V.

ING Real Estate GARF Management B.V.

ING Real Estate Investment Management (Asia) Ltd.

ING Real Estate Investment Management (Japan) K.K.

ING Real Estate Investment Management (Korea) Limited

ING Real Estate Investment Management (NL) B.V.

ING Real Estate Investment Management (Taiwan) Limited

ING Real Estate Investment Management (UK Funds) Ltd.

ING Real Estate Investment Management (UK) Limited

ING Real Estate Investment Management Belgium SA/NV

ING Real Estate Investment Management Europe B.V.

ING Real Estate Investment Management France S.A.S.

ING Real Estate Investment Management Group (UK) Limited

ING Real Estate Investment Management Hungary Ltd.

ING Real Estate Investment Management Italy S.R.L.

ING Real Estate Investment Management Nordics AB

ING Real Estate Investment Management Poland Sp. Z.o.o.

ING Real Estate Investment Management Shanghai Co. Limited

ING Real Estate Investment Management Slovakia s.r.o.

ING Real Estate Investment Mgmt. (Guernsey) Ltd.

ING Real Estate Investment Mgmt. (UK Investments) Ltd.

ING Real Estate Investment Mgmt. Austria GmbH

ING Real Estate Investment Mgmt. Central Europe s.r.o.

ING Real Estate Investment Mgmt. Czech Republic s.r.o.

ING Real Estate Investment Mgmt. Germany GmbH

ING Real Estate Investment Mgmt. Romania s.r.l.

ING Real Estate Investment Mgmt. Societa’ di Gestione del Risparmio S.p.A.

ING Real Estate IRF Management B.V.

ING Real Estate IVA Management B.V.

ING Real Estate LPF (Netherlands) Management B.V.

ING Real Estate LPFE Management B.V.

ING Real Estate NPF Management B.V.

ING Real Estate PFCE Mgmt. Ltd. (Guernsey)

ING Real Estate PFCEE Management B.V.

ING Real Estate Regulated Funds Management B.V.

ING Real Estate RPFFB Management B.V.

Notes to the combined interim financial statements - unaudited

Amounts in thousands of Euro, unless stated otherwise

ING Real Estate RPPSE Mgmt. B.V.

ING Real Estate Select Asia Pacific Fund Management Pte Ltd

ING Real Estate Select Asia Pacific Fund Management Pte Ltd I

ING Real Estate Select Asia Pacific Property Growth Fund

ING Real Estate Select Continental Europe B.V.

ING Real Estate Select Global Holding B.V.

ING Real Estate Select Global Osiris Luxembourg SarI

ING Real Estate Select GOsF Management B.V.

ING Real Estate Southern Europe S.L.U. (Spain)

ING Real Estate Woningfonds I B.V.

ING Real Estate Woningfonds II B.V.

ING Real Estate Woningfonds IV B.V.

ING Real Estate Woningfonds VI B.V

ING Real Estate Woning-Winkel Fonds III B.V.

ING Real Estate Woning-Winkel Fonds V B.V.

ING RECOF Employee Investment Scheme Limited

ING RECOF Holdco SRL

ING RECOF Management Limited

ING REI Clarion Holding, Inc.

ING REIM (Singapore) Pte. Ltd

ING REIM AZL Management B.V.

ING REIM ESCF Management B.V.

ING REIM Europe Carried Interest B.V.

ING REIM Finland AB

ING REIM France SGP S.A.S.

ING REIM Regulated Funds Europe B.V.

ING REOFN Fund Management B.V.

ING Retail Property Fund (General Partner) Ltd.

ING RPFI Mgmt. Ltd. (Guernsey)

ING Sector Kantoren Mgmt. B.V.

ING Sector Winkels Mgmt. B.V.

ING Sector Woningen Management B.V.

ING Tower Beheer B.V.

ING UK Property Income (General Partner) Ltd.

ING UK Residential (General Partner) Ltd.

ING UK RF Management Ltd.

ING Winkels Beheer Maatschappij B.V.

ING Winkels Mgmt. B.V.

ING Woningen Beheer Maatschappij B.V.

ING Woningen Management B.V.

Michael House Ltd.

Nozomi Real Estate Service K.K.

Phoenix Real Estate Fund GP Limited

REIM Europe Holdings B.V.

12.   Subsequent events

On July 1, 2011, the Company completed its sale of ING CRES, their US-based manager of listed real estate securities, as well as the sale of ING equity interests in funds managed by ING CRES, to CBRE. The divestment of ING CRES and ING’s equity stakes in funds managed by ING CRES is part of the agreement between ING and CBRE that was announced on February 15, 2011. The sale of ING CRES will result in ING CRES no longer being included in the Company’s carve out combined financial statements as of July 1, 2011. ING CRES generated approximately 50% of the Company’s profit for the six months ended June 30, 2011 and represented approximately 50% of the Company’s net assets at June 30, 2011.

Authorization of the Combined Interim Financial Statements for the Business as Defined in the Agreements dated February 15, 2011 between CB Richard Ellis Group, Inc. and ING Groep N.V.

/s/ H.Brand	/s/ T.Borstlap
H.Brand	T.Borstlap

ING Real Estate Investment Management Holdings B.V.

The Hague, 12 August 2011